UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2005

Getty Realty Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-13777	11-3412575
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

125 Jericho Turnpike, Suite 103, Jericho, New York		11753
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(516) 478-5400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On March 1, 2005, Getty Realty Corp. made grants of restricted stock units and dividend equivalents under the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan to the following executive officers: Andrew M. Smith, President and Secretary, 3,750 restricted stock units; Kevin Shea, Executive Vice President, 2,500 restricted stock units; and Thomas Stirnweis, Vice President, Treasurer and Chief Financial Officer, 2,500 restricted stock units.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Getty Realty Corp.

March 1, 2005	By:	Andrew M. Smith

Name: Andrew M. Smith
Title: President and Secretary